-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  December 17, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, which forms Ocwen Mortgage Loan Trust 1997-OFS3, which will issue Class A Certificates).


                            LEHMAN ABS CORPORATION
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware               333-39649        13-3447441
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


-----------------------------------------------------------------


Item 5.  Other Events.
----     ------------

Filing of Derived Materials.<F1>
---------------------------

     In connection with the offering of the Mortgage Loan Asset Backed Certificates, Series 1997-OFS3 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived
Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Ocwen Mortgage Loan Trust 1997-OFS3.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Registrant's registration statement (File No. 333-39694). The financial statements will be referred to in the prospectus supplement relating to Ocwen Mortgage Loan Trust 1997-OFS3. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.1.



<F1>
___________________
	Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement of Lehman ABS Corporation, relating to its Ocwen Mortgage Loan Trust 1997-OFS3, Class A Certificate.
</F>


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.
0000000000
(b)  Not applicable.

(c)  Exhibits:

     23.1 The Consent of Independent Auditors of the Certificate Insurer to the Ocwen Mortgage Loan Trust 1997-OFS3.

     99.1      Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Samir A. Tabet
                                  -------------------------------
Name:  Samir A. Tabet


                                  Title:  Senior Vice President



Dated:  December 17, 1997


                                Exhibit Index
                               -------------


Exhibit                                                Page
-------                                                ----

23.1 The Consent of Coopers   . . . . . . . . . . . . . . . . . . . . . . . 6

99.1 Derived Materials  . . . . . . . . . . . . . . . . . . . . . . . . . . 7


                                                                 Exhibit 23.1

              EXHIBIT 23.1:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Lehman ABS Corporation relating to the Ocwen Mortgage Loan Asset Backed Certificates, Series 1997-OFS3 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              /s/       Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   Coopers & Lybrand L.L.P.


New York, New York
December 16, 1997

                                                                 Exhibit 99.1


     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.